                                                                   Exhibit 10.11
                                                                   -------------

                   COMMON STOCK REGISTRATION RIGHTS AGREEMENT
                            Dated as of June 24, 1998
                                    between
                             SAMSONITE CORPORATION
                                      and
                             CIBC OPPENHEIMER CORP.

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----
1.   Definitions

2.   Registration Rights

   2.1        Demand Registration

   2.2        Piggy-Back Registration

   2.3        Reduction of Offering

   2.4    Limitations, Conditions and
        Qualifications to Obligations Under
        Registration Covenants

3.   Registration Procedures

4.   Indemnification and Contribution

5.   Miscellaneous

   (a)  No Inconsistent Agreements

   (b)  Amendments and Waivers

   (c)  Notices

   (d)  Successors and Assigns

   (e)  Rules 144 and 144A

   (f)  Counterparts

   (g)  Headings

   (h)  Governing Law

   (i)  Severability

   (j)  Entire Agreement

Exhibit A

          THIS COMMON STOCK REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of June24, 1998, between Samsonite Corporation, a Delaware corporation (the "Company"), and CIBC Oppenheimer Corp., a Delaware corporation (the "Initial Purchaser"). This Agreement is made pursuant to the Purchase Agreement, dated as of June18, 1998, between the Company and the Initial Purchaser (the "Purchase Agreement"), relating to the sale by the Company to the Initial Purchaser of up to $175,000,000 in aggregate liquidation value of its Senior Redeemable Exchangeable Preferred Stock, SeriesA, par value $.01 per share (the "Preferred Stock"), along with Warrants (each a "Warrant," and collectively, the "Warrants") for the purchase of an aggregate of 1,959,000 shares of its Common Stock, par value $0.01 per share (the "Common Stock"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchaser and its direct and indirect transferees (the "Holders"), among other things, the registration rights for the Common Stock set forth in this Agreement and the piggy-back rights for the Common Stock set forth herein. The execution of this Agreement is a condition to the obligations of the Initial Purchaser to purchase the Preferred Stock and Warrants under the Purchase Agreement.
          In consideration of the foregoing, the parties hereto agree as follows:
          1.        Definitions. As used in this Agreement, the following
                    -----------
          capitalized defined terms shall have the following meanings:
          "Affiliate" shall mean, of any Person, a Person who, directly or
           ---------
          indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such other Person. The term "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that beneficial ownership of at least 10% of the
          --------  -------
          voting securities of a Person shall be deemed to be control.
          "Business Day" means any day except a Saturday, a Sunday, or any day
          -----------
          on which banking institutions in New York, New York are required or authorized by law or other governmental action to be closed and other than a Legal Holiday.

          "Common Stock" shall mean the Common Stock, par value $0.01 per share,
           ------------
          of the Company.
          "Company" shall have the meaning set forth in the preamble and shall
           -------
          also include the Company's successors.
          "Demand Registration" shall have the meaning set forth in Section
          --------------------
          2.1(a).
          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
          amended from time to time.

          "Holder" shall mean the Initial Purchaser, for so long as the Initial
           ------
          Purchaser owns any Common Stock, and each of its successors, assigns and direct and indirect transferees who become registered owners of Common Stock, as reflected in the stock books of the Company. "Included Shares" shall have the meaning set forth in Section2.1(a).
           ---------------
          "indemnified party" shall have the meaning set forth in Section 4(c).
           -----------------
          "indemnifying party" shall have the meaning set forth in Section 4(c).
           ------------------
          "Initial Purchaser" shall have the meaning set forth in the preamble.
           -----------------
          "Legal Holiday" shall mean a Saturday, a Sunday or a day on which
           -------------
          banking institutions in New York, New York are required by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday, payment may be made on the next succeeding day that is not a Legal Holiday.
          "Person" shall mean an individual, corporation, partnership, joint
           ------
          venture, association, joint stock company, trust, unincorporated organization, or other legal entity.
          "Piggy-Back Registration" shall have the meaning set forth in Section
           -----------------------
          2.2.
          "Preferred Stock" shall have the meaning set forth in the preamble.
           ---------------
          "Prospectus" means a prospectus which meets the requirements of
           ----------
          Section10 of the Securities Act.
          "Purchase Agreement" shall have the meaning set forth in the preamble.
           ------------------
          "Purchase Election" shall have the meaning set forth in Section
           -----------------
          2.1(b).
          "Purchase Offer" shall have the meaning set forth in Section 2.1(b).
           --------------
          "Purchase Offer Payment Date" shall have the meaning set forth in
           ---------------------------
          Section 2.1(b).
          "Registrable Securities" shall mean the shares of Common Stock
           ----------------------
          issuable upon exercise of the Warrants. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i)a Registration Statement with respect to such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to such Registration Statement, (ii)such securities have been or could be sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act, (iii)such securities shall have been otherwise transferred by such Holder and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or (iv)such securities shall have ceased to be outstanding.
          "Registration Expenses" shall mean all expenses incident to the
           ---------------------
          Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Holders of such Registrable Securities).
          "Registration Obligation" shall have the meaning set forth in Section
           -----------------------
          2.4.
          "Registration Statement" shall mean any registration statement of the
           ----------------------
          Company which covers any of the Warrant Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement. "Requisite Shares" shall mean a number of Registrable Securities equal
           ----------------
          to not less than 25% of the Registrable Securities held in the aggregate by all Holders.
          "Rule 144" shall mean Rule 144 under the Securities Act, as such Rule
           --------
          may be amended from time to time, or any similar rule (other than

          Rule144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.
          "Rule 144A" shall mean Rule 144A under the Securities Act, as such
           ---------
          Rule may be amended from time to time, or any similar rule (other than Rule144) or regulation hereafter adopted by the SEC providing that a holder of securities other than an issuer making offers and sales of securities in compliance therewith will not be an underwriter for purposes of the Securities Act.
          "SEC" shall mean the Securities and Exchange Commission.
           ---
          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------
          "Selling Holder" shall mean a Holder who is selling Warrant Shares in
           --------------
          accordance with the provisions of Section 2.1 or 2.2 hereof.
          "Transfer Agent" means any transfer agent or registrar appointed by
           --------------
          the Company for the Common Stock.
          "Warrant Shares" means the shares of Common Stock issued and issuable
           --------------
          upon exercise of the Warrants.
          "Withdrawal Election" shall have the meaning set forth in Section 2.3.
           -------------------
          2.        Registration Rights.
                    -------------------
          2.1       Demand Registration.
                    -------------------
          (a)  Request for Registration. At any time and from time to time on or
               ------------------------
          after December21, 1998, Holders owning, individually or in the aggregate, at least the Requisite Shares may make a written request for a shelf registration under the Securities Act of their Registrable Securities (a "Demand Registration"). Any such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Subject to the conditions set forth in Section 2.4 hereof, upon a demand, the Company will prepare, file and use its best efforts to cause to be effective within 150 days of such demand a Registration Statement in respect of such Registrable Securities. The Company shall give written notice of such registration request within 10 days after the receipt thereof to all other Holders. Within 20 days after receipt of such notice by any Holder, such Holder may request in writing that Registrable Securities be included in such registration and the Company shall include in the Demand Registration the Registrable Securities of
          any such Selling Holder requested to be so included (the "Included Shares"). Each such request by such other Selling Holders shall specify the number of Included Shares proposed to be sold and the intended method of disposition thereof. Subject to Section2.1(c), in no event shall the Company be required to register Registrable Securities pursuant to this Section2.1 more than a maximum of two separate occasions.
          (b)  Repurchase Election.  (i)  Notwithstanding the foregoing
               -------------------
          provisions of Section 2.1(a), the Company shall not be obligated to effect a Demand Registration if the Company elects to make an offer to repurchase (a "Purchase Offer") all of the Registrable Securities (a "Purchase Election") by mailing notice of such Purchase Offer to all Holders of Registrable Securities on a date (the "Purchase Election Date") not more than 30 days after the receipt of any request for a Demand Registration and indicating in such Purchase Offer that the Purchase Election will be consummated on a Business Day (the "Purchase Offer Payment Date") not more than 60 days after the Purchase Election Date at a price per share of Common Stock equal to (i)the average of the closing market prices of the Common Stock for 30 consecutive Business Days selected by the Company from the period of 45 Business Days preceding the date of receipt by the Company of the applicable Demand Registration request if the Common Stock shall have been listed on a national securities exchange or the Nasdaq National Market or traded through an automated quotation system during such entire 45 Business Day period, or (ii)if the Common Stock shall not have been so listed or traded during such entire 45 Business Day period, the fair market value per share of Company Common Stock (without any discount for lack of liquidity, the amount of Company Common Stock proposed to be sold or the fact that the Warrants and shares of Company Common Stock held by the holders thereof may represent a minority interest in a private company (if the Company is a private company at the time)) determined by an independent nationally recognized investment banking firm selected by the Company.
          (ii) Notice of a Purchase Offer shall be mailed by the Company (or caused to be mailed by the Company), not less than 30 days nor more than 60 days before the Purchase Offer Payment Date, to each Holder of Registrable Securities at its last registered address. The Purchase Offer shall remain open from the time of mailing for at least 20 Business Days and until 5:00 p.m. New York City time on the Business Day next preceding the Purchase Offer Payment Date. The notice, which shall govern the terms of the Purchase Offer, shall include such disclosures as are required by law and shall state:
          (1) that the Purchase Offer is being made pursuant to this Section2.1(b) and that all Registrable Securities tendered for repurchase will be accepted for payment;
          (2) the purchase price per share of Common Stock calculated as set forth above and the Purchase Offer Payment Date;
          (3) that any Registrable Securities accepted for payment pursuant to the Purchase Offer shall cease to be outstanding after the Purchase Offer Payment Date unless the Company defaults in making payment therefor of the purchase price;
          (4) that Holders electing to have Registrable Securities purchased pursuant to a Purchase Offer will be required to surrender such Warrant Shares, together with a completed letter of transmittal, to the Company (or its agent as designated by the Company in such notice) at the address specified in the notice no later than 5:00p.m. New York City time on the Business Day prior to the Purchase Offer Payment Date;
          (5) that Holders will be entitled to withdraw their election if the Company (or such designated agent) receives, not later than 5:00p.m. New York City time on the Business Day prior to the Purchase Offer Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the number of Warrant Shares delivered for purchase and a statement that such Holder is withdrawing its election to have such Warrant Shares purchased and promptly thereafter the Company (or such designated agent) shall redeliver the withdrawn Warrant Shares to the Holder;
          (6) that a Holder electing not to tender such Holder's Registrable Securities for purchase pursuant to such Purchase Offer by 5:00p.m. New York City time on the Business Day prior to the Purchase Offer Payment Date will have no continuing right to require the Company to repurchase such Holder's Registrable Securities; and
          (7) that Holders whose Warrant Shares are tendered for purchase in part only will be issued new certificates representing the number of the unpurchased Warrant Shares surrendered. On the Purchase Offer Payment Date, the Company shall (i)accept for payment Registrable Securities or portions thereof tendered pursuant to the Purchase Offer, (ii)promptly deliver to Holders of Warrant Shares so accepted payment of the purchase price therefor and (iii)issue and mail or deliver to such Holders new certificates representing a number of shares of Common Stock equal to the unpurchased portion of the Warrant Shares surrendered. Upon payment for all Registrable Securities tendered pursuant to a Purchase Offer the Company shall be deemed to have effected the Demand Registration.
          The Company shall comply, to the extent applicable, with the requirements of Sections13 and 14 of the Exchange Act, and any other securities laws or regulations in connection with the repurchase of Registrable Securities pursuant to a Purchase Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section2.1(b), the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section2.1(b) by virtue thereof.
          (c)  Effective Registration. A registration will not be deemed to have
               ----------------------
          been effected as a Demand Registration unless it has been declared effective by the SEC and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, the offering of Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the act or omissions of the Selling Holders), in each case prior to the sale of all Registrable Securities thereunder such registration will be deemed not to have been effected. If (i)a registration requested pursuant to this Section2.1 is deemed not to have been effected or (ii)the registration requested pursuant to this Section2.1 does not remain effective for a period equal to the lesser of (a)six months (which shall not be required to be consecutive) beyond the effective date thereof and (b)the consummation of the distribution by the Selling Holders of the Included Shares, then the Company shall continue to be obligated to effect an additional registration pursuant to this Section 2.1. The Selling Holders of Registrable Securities shall be permitted to withdraw all or any part of the Included Shares from a Demand Registration at any time prior to the effective date of such Demand Registration. If at any time a Registration Statement is filed pursuant to a Demand Registration, and subsequently a sufficient number of Included Shares are withdrawn from the Demand Registration so that such Registration Statement does not cover at least 25% of the Registrable Securities held by all Holders, the Selling Holders who have not withdrawn their Included Shares shall have the opportunity to include an additional number of Registrable Securities in the Demand Registration so that such Registration Statement covers at least 25% of the Registrable Securities held by all Holders. If an additional number of Registrable Securities is not so included so that such Registration Statement does not cover at least 25% of the Registrable Securities held by all Holders, the Company may withdraw the Registration Statement. In the event that a Registration Statement has been filed and the Company withdraws the Registration Statement solely due to the occurrence of the events specified in the prior two sentences, such withdrawn Registration Statement will count as a Demand Registration; otherwise such withdrawn Registration Statement will not count as a Demand Registration and the Company shall continue to be obligated to effect a registration pursuant to this Section2.1.
          (d)  Expenses.  The Company will pay all Registration Expenses in
               --------
          connection with the registrations requested pursuant to Section2.1(a). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement requested pursuant to this Section2.1.
          (e)  No Entitlement to Underwritten Offering. No request by a holder
               ---------------------------------------
          of Registrable Securities for a Demand Registration shall entitle such holder to have such Registrable Securities sold pursuant to an underwritten offering pursuant to such Demand Registration, it being also understood that the Company will not be required to include information in any Demand Registration beyond that then required by the rules and regulations under the Securities Act.
          2.2       Piggy-Back Registration. If at any time the Company proposes
                    -----------------------
          to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective securityholders of any class of its common equity securities (other than (i)a Registration Statement on Form S-4 or S-8 (or any successor form having similar effect) or
          (ii)a Registration Statement filed in connection with an offer or offering of securities solely to the Company's existing securityholders) for sale on the same terms and conditions as the securities of the Company or any other selling securityholder included therein, then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 20 Business Days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Selling Holder and the intended method of distribution thereof), subject to reduction as hereinafter set forth (a "Piggy-Back Registration"). The Company shall use its best efforts to cause the managing underwriter or underwriters (if any) of such proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof except as otherwise provided in Section 2.3. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section2.2 by giving written notice to the Company of its request to withdraw no later than 5 Business Days before such Registration Statement becomes effective. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; provided that the Company shall give prompt notice thereof
                     --------
          to participating Selling Holders. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section2.2, and each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement effected pursuant to this Section2.2.
          No registration effected under this Section2.2, and no failure to effect a registration under this Section2.2, shall relieve the Company of its obligation to effect a registration upon the request of Holders pursuant to Section2.1, and no failure to effect a registration under this Section2.2 and to complete the sale of shares of Common Stock in connection therewith shall relieve the Company of any other obligation under this Agreement.
          2.3       Reduction of Offering.
                    ---------------------
          (a)  Piggy-Back Registration. (i) If the managing underwriter(s) of
               -----------------------
          any underwritten offering described in Section2.2 have advised the Company that it is their opinion that the total number of shares which the Company, the Selling Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, including the price at which such securities can be sold, then the number of shares to be offered for the account of the Selling Holders and all such other Persons (other than the Company) participating in such registration shall be eliminated or reduced pro rata in proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriters; provided,
                                                                     --------
          however, that if such offering is effected for the account of any
          -------
          securityholder of the Company other than the Selling Holders, pursuant to the demand registration rights of any such securityholder, then the number of shares to be offered for the account of the Selling Holders and all other Persons (other than the Company) participating in such registration (but not such securityholders who have exercised their demand registration rights) shall be eliminated or reduced pro rata in
                                                                     --- ----
          proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriters.
          (ii) If the managing underwriter or underwriters of any underwritten offering described in Section2.2 notify the Selling Holders requesting inclusion of Registrable Securities in such offering, that the kind of securities that the Selling Holders, the Company and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering,
          (x)the Registrable Securities to be included in such offering shall be reduced as described in clause (i)above or (y)if a reduction in the Registrable Securities pursuant to clause (i) above would, in the judgment of the managing underwriter(s) or underwriters, be insufficient to substantially eliminate such adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.
          (b) If, as a result of the pro ration provisions of this Section2.3, any Selling Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Selling Holder has requested to be included, such Selling Holder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election
                                  --------  -------
          shall be irrevocable and, after making a Withdrawal Election, a Selling Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.
          2.4       Limitations, Conditions and Qualifications to Obligations
                    ---------------------------------------------------------
          Under Registration Covenants. The obligations of the Company set forth
          ----------------------------
          in Sections 2.1 and 2.2 hereof are subject to each of the following limitations, conditions and qualifications:
          (a) Subject to the next sentence of this paragraph, the Company shall be entitled to postpone, for a reasonable period of time, the filing or effectiveness of, or suspend the rights of any Holders to make sales pursuant to, any Registration Statement otherwise required to be prepared, filed and made and kept effective by it hereunder; provided,
                                                                       --------
          however, that the duration of such postponement or suspension may not
          -------
          exceed the earlier to occur of (A)15 days after the cessation of the circumstances described in the next sentence of this paragraph on which such postponement or suspension is based or (B)120 days after the date of the determination of the Board of Directors referred to in the next sentence, and the duration of such postponement or suspension shall be excluded from the calculation of the six-month period described in Section 2.1(c) hereof. Such postponement or suspension may only be effected if the Board of Directors of the Company determines in good faith that the filing or effectiveness of, or sales pursuant to, such Registration Statement would materially impede, delay or interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its Affiliates or require disclosure of material information which the Company has a bona fide business
                                                          ---- ----
          purpose for preserving as confidential. If the Company shall so postpone the filing or effectiveness of, or suspend the rights of any Holders to make sales pursuant to, a Registration Statement it shall, as promptly as possible, notify any Selling Holders of such determination, and the Selling Holders shall (y)have the right, in the case of a postponement of the filing or effectiveness of a Registration Statement, upon the affirmative vote of the Selling Holders of not less than a majority of the Registrable Securities to be included in such Registration Statement, to withdraw the request for registration by giving written notice to the Company within 10 days after receipt of such notice or (z)in the case of a suspension of the right to make sales, receive an extension of the registration period equal to the number of days of the suspension. Any Demand Registration as to which the withdrawal election referred to in the preceding sentence has been effected shall not be counted for purposes of the two Demand Registrations the Company is required to effect pursuant to Section 2.1 hereof.
          (b) The Company shall not be required by this Agreement to include securities in a Registration Statement pursuant to Section 2.2 hereof if (i)in the written opinion of counsel to the Company, addressed to the Holders and delivered to them, the Holders of such securities seeking registration would be free to sell all such securities within the current calendar quarter without registration under Rule 144 under the Securities Act, which opinion may be based in part upon the representation by the Holders of such securities seeking registration, which representation shall not be unreasonably withheld, or upon representation by the Company that each such Holder is not an Affiliate of the Company within the meaning of the Securities Act, and
          (ii)all requirements under the Securities Act for effecting such sales are satisfied at such time.
          (c) The Company's obligations shall be subject to the obligations of the Selling Holders, which the Selling Holders acknowledge, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such Registration Statement.

          (d) The Company shall not be obligated to cause any special audit to be undertaken in connection with any registration pursuant to this Agreement unless such audit is requested by the underwriters with respect to such registration.
          3.        Registration Procedures. In connection with the obligations
                    -----------------------
          of the Company with respect to any Registration Statement pursuant to Sections2.1 and 2.2 hereof, the Company shall:
          (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (i) shall be selected by the Company and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section2 hereof;
          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period, cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act;
          (c) furnish to each Holder of Registrable Securities and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities;
          (d) use its best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder thereof covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be
                                --------  -------
          required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii)take any action that would subject it to general service of process in any jurisdiction in which it is not then so subject or
          (iii)subject itself to taxation in any such jurisdiction;
          (e) notify each Holder of Registrable Securities promptly and, if requested by such Holder, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii)of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii)of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv)if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose and (v) of the happening of any event during the period a Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading;
          (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;
          (g) furnish to each Holder of Registrable Securities and to the Initial Purchasers, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (with documents incorporated therein by reference or exhibits thereto);
          (h) cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the Selling Holders may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities;
          (i) upon the occurrence of any event contemplated by Section3(e)(v) hereof, use reasonable efforts to prepare a supplement or post-effective amendment to a Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided,
                                                                    --------
          however, that the Company shall not be required to amend or supplement
          -------
          a Registration Statement, any related Prospectus or any document incorporated therein by reference in the event that, and for so long as, an event occurs and is continuing as a result of which the Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines in good faith that such disclosure is not necessary, the Company agrees promptly to notify each Holder of such determination, to amend or supplement the Prospectus if necessary to correct any untrue statement or omission therein and to furnish each Holder such numbers of copies of the Prospectus as so amended or supplemented as each Holder may reasonably request;
          (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Holders and make available for discussion of such document the representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities;
          (k) obtain a CUSIP number for the Common Stock if one has not already been obtained;
          (l) (i)make reasonably available for inspection by a representative of, and counsel for, any managing underwriter participating in any disposition pursuant to a Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii)cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such representative, counsel or any such managing underwriter in connection with any such Registration Statement; and
          (m) take all action necessary so that the Warrant Shares will be listed on the principal securities exchanges and markets within the United States of America (including the NASDAQ National Market System), if any, on which other shares of Common Stock are then listed.
          The Company may, as a condition to such Holder's participation in any Registration Statement, require each Holder of Registrable Securities to (i)furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing and (ii)agree in writing to be bound by this Agreement.
          4.        Indemnification and Contribution. (a)The Company agrees to
                    --------------------------------
          indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against all losses, claims, damages and liabilities (including, without limitation, any reasonable legal fees or other expenses actually incurred by any Holder or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, and any underwriter with respect thereto (or any amendment thereto), pursuant to which Registrable Securities were registered under the Securities Act, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Holder furnished to the Company in writing by such Holder expressly for use in any such Registration Statement or Prospectus; provided that the foregoing indemnity with respect to any
                      --------
          preliminary prospectus shall not inure to the benefit of any Holder (or to the benefit of any person controlling such Holder) from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the related Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and a copy of the related Prospectus (as so amended or supplemented) shall have been furnished to such Holder at or prior to the sale of such Registrable Securities, as the case may be, to such person.
          (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either
          Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto), any Prospectus (or any amendment or supplement thereto) or any preliminary prospectus. The liability of any Holder under this paragraph(b) shall in no event exceed the proceeds received by such Holder from sales of Registrable Securities giving rise to such obligations.
          (c) Promptly after receipt by an indemnified party under this Section4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party except to the extent that such omission materially prejudices the indemnifying party. In case any such action is brought against any indemnified party, and such indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the named parties in any such action
          --------  -------
          (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to any such indemnifying party, then the indemnifying parties shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section4 for any legal or other expenses, other than reasonable out-of-pocket costs of investigation, incurred by such indemnified party in connection with the defense thereof, unless
          (i)the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, representing the indemnified parties under such paragraph(a) or paragraph(b), as the case may be, who are parties to such action or actions); (ii)the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying parties; or (iii)the indemnifying party shall have failed to assume the defense or retain counsel reasonably satisfactory to the indemnified party. After such notice from the indemnifying parties to such indemnified party (so long as the indemnified party shall have informed the indemnifying parties of such action in accordance with this Section4 on a timely basis prior to the indemnified party seeking indemnification hereunder), the indemnifying parties will not be liable under this Section4 for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section4, in which case the indemnified party may effect such a settlement without such consent.
          (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section4 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          (e) The Company and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section4 were determined by pro rata allocation or by any other method of allocation that does not
          --------
          take account of the equitable considerations referred to in paragraph(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section4, in no event shall a Selling Holder be required to contribute any amount in excess of the amount by which proceeds received by such Selling Holder from sales of Registrable Securities exceeds the amount of damages that such Selling Holder has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
          5.        Miscellaneous.
                    -------------
          (a)  No Inconsistent Agreements. The Company has not entered into nor
               --------------------------
          will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities, if any, under any such agreements.
          (b)  Amendments and Waivers. The provisions of this Agreement,
               ----------------------
          including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate number of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided,
                                                                  --------
          however, a waiver or consent to departure from the provisions hereof
          -------
          that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by the Holders of a majority of the Registrable Securities proposed to be sold.

          (c)  Notices. All notices and other communications provided for or
               -------
          permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i)if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section5(c), which address initially is, with respect to the Initial Purchaser, the address set forth in the Purchase Agreement, with a copy to: Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: Roger Meltzer, Esq.; and (ii)if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section5(c), with a copy to: Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022-3897,
          Attention: GregoryA. Fernicola, Esq.
          All such notices and communications shall be deemed to have been duly given: (i)at the time delivered by hand, if personally delivered, five Business Days after being deposited in the mail, postage prepaid, if mailed; (ii)when answered back, if telexed; (iii)when receipt is acknowledged, if telecopied; and (iv)on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.
          (d)  Successors and Assigns. This Agreement shall inure to the benefit
               ----------------------
          of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that
                                                     --------  -------
          nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of this Agreement or the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.
          (e)  Rules 144 and 144A. For so long as the Company is subject to the
               ------------------
          reporting requirements of Section13 or 15 of the Exchange Act and any Registrable Securities remain outstanding the

          Company will use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information of a like nature so long as necessary to permit sales pursuant to Rule 144 or Rule 144A under the Securities Act. The Company further covenants that so long as any Registrable Securities remain outstanding to make available to any Holder of Registrable Securities in connection with any sale thereof, the information required by Rule144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to
          (a)such Rule 144A, or (b) any similar rule or regulation hereafter adopted by the SEC.
          (f)  Counterparts. This Agreement may be executed in any number of
               ------------
          counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          (g)  Headings. The headings in this Agreement are for convenience of
               --------
          reference only and shall not limit or otherwise affect the meaning hereof.
          (h)  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
               IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.
          (i)  Severability. In the event that any one or more of the provisions
               ------------
          contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
          (j)  Entire Agreement. This Agreement, together with the Purchase
               ----------------
          Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.
           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
                                            SAMSONITE CORPORATION


                                            By: /s/ Thomas R. Sandler
                                               -----------------------------
                                               Name: Thomas R. Sandler
                                               Title: Senior Vice President
                                                      Samsonite Corporation

                                               CIBC OPPENHEIMER CORP.


                                            By: /s/ Bruce Raben
                                               -----------------------------
                                               Name: Bruce Raben
                                               Title: Managing Director